UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

HEIDRICK & STRUGGLES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

233 South Wacker Drive, Suite 4900, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HSII	Nasdaq Stock Market LLC (Nasdaq Global Stock Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Cetain Offices; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, Mr. Gary E. Knell informed the Board of Directors of Heidrick & Struggles International, Inc. (the “Company”) that he had decided not to stand for re-election at the Company’s annual meeting of stockholders, which took place on May 28, 2020 (the “Annual Meeting”). In connection with Mr. Knell’s decision not to stand for re-election at the Annual Meeting, the Board of Directors approved a decrease in the size of the Board of Directors from nine to eight, effective as of May 28, 2020.

As described in Item 5.07 below, at the Annual Meeting the Company’s stockholders approved the Third Amended and Restated Heidrick & Struggles 2012 GlobalShare Program (the “Program”), which increased the maximum number of shares of the Company’s common stock issuable thereunder by 500,000 shares. This summary is qualified in its entirety by reference to the full text of the Program, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)The Annual Meeting of stockholders was held on May 28, 2020.
(b)The results of the matters submitted to stockholders were as follows
(1)Election of Eight Directors: Our stockholders elected the following eight directors to serve a one-year term expiring on the date of our 2021 annual meeting of stockholders or until his or her successor has been duly chosen and qualified.

	For	Against	Broker Non-Votes
ELIZABETH L. AXELROD	15,822,692	69,403	1,842,003
LASZLO BOCK	15,889,537	2,558	1,842,003
CLARE M. CHAPMAN	15,856,723	35,372	1,842,003
LYLE LOGAN	15,782,388	109,707	1,842,003
WILLEM MESDAG	15,871,365	20,730	1,842,003
KRISHNAN RAJAGOPALAN	15,791,518	100,577	1,842,003
STACEY RAUCH	15,185,422	706,673	1,842,003
ADAM WARBY	15,877,051	15,044	1,842,003

(2)Advisory Vote to Approve Named Executive Officer Compensation: Our stockholders approved this proposal.

For	15,482,544
Against	407,193
Abstain	2,358
Broker Non-Votes	1,842,003

(3)Ratification of the Appointment of RSM US LLP as the Company's Independent Registered Public Accounting Firm for 2020: Our stockholders approved this proposal.

For	17,718,758
Against	14,829
Abstain	511

(4)Approval of the Third Amended and Restated Heidrick & Struggles 2012 GlobalShare Program: Our stockholders approved this proposal.

For	15,166,616
Against	724,702
Abstain	777
Broker Non-Votes	1,842,003

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished as part of this Report on Form 8-K:

Exhibit No.	Description
99.1	Third Amended and Restated Heidrick & Struggles 2012 GlobalShare Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heidrick & Struggles International, Inc.
(Registrant)

Dated: June 3, 2020	/s/ Kamau A. Coar
Kamau A. Coar
General Counsel